UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04632

The European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2019

Semiannual Report

to Shareholders

The European Equity Fund, Inc.

Ticker Symbol: EEA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to the Shareholders
8	Outlook Interview with the Portfolio Manager
10	Performance Summary
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations

19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
31	Report of Annual Meeting of Stockholders
32	Additional Information
34	Privacy Statement

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Europe.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in Europe, thereby increasing its vulnerability to developments in that region. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom approved a referendum to leave the European Union (EU) and in March 2017, the United Kingdom initiated the formal process of withdrawing from the EU. Significant uncertainty exists regarding the United Kingdom’s anticipated withdrawal from the EU and any adverse economic and political effects such withdrawal may have on the United Kingdom, other EU countries and the global economy.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The European Equity Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2019, the total return of the European Equity Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 16.43% based on net asset value and 17.99% based on market price. During the same period, the total return of the Fund’s benchmark, the MSCI Europe Index, was 15.80%.1 The Fund’s discount to net asset value averaged 13.64% for the period in review, compared with 10.60% over the same period in 2018.

After a poor fourth quarter of 2018, major equity markets recovered strongly in the first half of this year. Monetary policy relaxed following the fourth quarter shock. The U.S. Federal Reserve (the Fed) halted its interest rate hikes and committed to a “patient” approach going forward. The European Central Bank (ECB) remained dovish, warning in January that the Eurozone may need more monetary support, and claiming that the region faces an extended slowdown. In March, the ECB then pushed out the timing of its first post-crisis rate hike until 2020 at the earliest, and cut its growth and inflation forecasts. The ECB’s messaging again surprised in June with very dovish wording stating that rather than tapering, quantitative easing could again be accelerated should a more severe slowdown hit the Eurozone economy. Government bond yields fell considerably and in some cases reached new all-time lows. The yield of the German 10-year Bund fell well below zero to –0.3%.

Leading economic indicators were not supportive in Europe. The German ifo Index fell below 100, i.e. in contraction territory, for the first time since 2016.2 The Eurozone Composite PMI stabilized above the critical 50 level, but the manufacturing subcomponent continued to fall and clearly broke the 50 level for the first time since 2013.3

In terms of politics, despite clear voter dissatisfaction with the current ruling parties expressed in the May EU parliamentary elections, a stalemate without renewed reforms continues. In addition, the EU and the UK agreed on a deadline extension of the so-called “Brexit” to the end of October. The British pound weakened versus the euro. Protests in France continued and the European Commission declared that Italy’s high government debt and weak productivity dynamics, and high levels of non-performing assets and unemployment, represent a threat to

The European Equity Fund, Inc.	|	3

Eurozone countries. However, equity markets largely ignored poor political news.

In the second quarter, markets began to reassess the issue of global trade as tensions between the United States and China once again escalated. While the risk of a “hard landing” of the Chinese economy remains, the latest lead indicators improved as China’s PMI returned to above 50. Following income tax cuts in January, China is also planning additional cuts to VAT (value-added tax, i.e., consumption tax) and social security taxes later in the year. With trade tensions easing at the G20 meeting in Osaka in late June and global lead indicators generally not deteriorating further, the six-month period ended on a positive note.

Company-specific developments were generally supportive of markets, but with weakness in certain sub-sectors such as autos and semiconductors. The earnings reporting season in January/February was mixed, with positive surprises on sales, but largely negative surprises on earnings as cost pressures — both wages and materials — were larger than expected. Nevertheless, stocks that delivered positive earnings surprises were well rewarded, a clear reversal of the previous reporting season. Then in April/May, first quarter earnings reports were significantly better as cost pressures — especially materials — subsided and revenue growth did not suffer as much as expected.

Driven by stabilizing macroeconomic indicators and a reasonable corporate earnings season, technology, industrials and consumer discretionary were the top-performing sectors during the period, while communications, financials and energy stocks underperformed.

Sector Diversification (As a % of Equity Securities)	6/30/19	12/31/18
Industrials	17%	18%
Financials	17%	19%
Consumer Staples	12%	12%
Health Care	12%	12%
Information Technology	10%	8%
Consumer Discretionary	7%	8%
Energy	7%	8%
Materials	7%	9%
Utilities	6%	3%
Communication Services	5%	3%
	100%	100%

4	|	The European Equity Fund, Inc.

We undertook some portfolio changes during the period, all driven by bottom-up catalysts. This resulted mostly in shifts within sectors rather than shifts between sectors. The Fund’s weighting in utilities increased through the addition of the UK’s leading utility, National Grid plc. We also expanded the Fund’s overweight in technology with the addition of the payments processor Worldline SA. Within the consumer staples sector, we moved from the more cyclical Beiersdorf AG to the more defensive Barry Callebaut AG and British American Tobacco plc. Similarly within industrials, we sold the cyclical stocks Ashtead Group PLC and Volvo AB while purchasing the non-cyclical professional publisher Wolters Kluwer N.V. In a highly leveraged world and a globally slowing economy, these changes fit well with the general theme of our “Stability” investment strategy, where we focus on solid business models and strong balance sheets.

Despite a beta of significantly below 1, averaging 0.88 for the first half of the year, the portfolio was able to outperform its benchmark in strong markets.4 This was exclusively due to stock selection, especially within financials, energy and technology, while the Fund lagged within communications.

Ten Largest Equity Holdings at June 30, 2019 (32.3% of Net Assets)		Country	Percent
1.	Royal Dutch Shell PLC	Netherlands	3.8%
2.	Deutsche Boerse AG	Germany	3.6%
3.	AstraZeneca PLC	United Kingdom	3.5%
4.	National Grid PLC	United Kingdom	3.2%
5.	Orsted A/S	Denmark	3.1%
6.	Compass Group PLC	United Kingdom	3.1%
7.	Kerry Group PLC	Ireland	3.0%
8.	Partners Group Holding AG	Switzerland	3.0%
9.	Heineken NV	Netherlands	3.0%
10.	SAP SE	Germany	3.0%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 12. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

The European Equity Fund, Inc.	|	5

Economic Outlook

Growth momentum is now slowing in all regions of the world. The U.S. economy is solid but moderating. Trade conflicts and geopolitical risk could pose a drag on growth through the remainder of the year. However, the inflation trend should converge closer to the Fed’s target rate, and labor markets and financial conditions remain favorable. China reported a strong first-quarter 2019 GDP as macroeconomic stimulus there continues to boost growth, but trade remains the major risk factor.5 Consensus estimates indicate that other emerging markets are expected to grow at close to 5% in GDP in 2019.

For Europe, we expect a slight rebound from weakness seen at the end of 2018. While growth expectations are leveling off, we foresee a resilient domestic sector (service and private consumption). The ECB’s loose monetary policy has rekindled an easing cycle. However, political events in Europe warrant monitoring. The process for the new EU commission has now started and has the risk of proving divisive. A settlement between the EU and the UK on Brexit before October would be positive, as expectations are currently low. The U.S./China trade conflict is unlikely to be resolved through a “big deal” in the near term. Instead, it appears that higher tariffs and new non-tariff measures will remain in place longer than originally hoped, as the conflict moves from its economic to its geopolitical dimension. More fundamentally, tariffs, as with any government intervention in free markets, create distortions and effectively act as a tax on U.S. consumers. Investors still have to realize that the additional monetary policy boost will probably have little ability to accelerate global economic and earnings growth. Nevertheless, the additional stimulus reduces the risk of a recession.

Recent company management comments from the service, information technology and consumer industries remain optimistic. This is in contrast to the manufacturing industry, where second quarter reporting and first half earnings forecasts might still disappoint. While fundamentals thus far support the extremely large spread between value and growth stocks, this could change if political concerns ease, thus boosting value stocks. Economic growth is likely to be the more important catalyst. Economic data finding a floor and recession/end of cycle fears abating would be the major catalysts that could bring an end to the growth stock cycle. We need to see that the apparent stabilization in PMIs and data surprises is sustainable and not a “false dawn.”

6	|	The European Equity Fund, Inc.

While European markets were largely able to keep up with U.S. equity markets this year, valuation levels in Europe remain attractive relative to historical levels, yields and as compared to those in the United States. While low yields may eventually be harbingers of an economic recession, they currently allow equities to sustain structurally elevated valuation levels at or above historical averages. It is positive to note that bottom-up corporate earnings expectations are now generally low. Additionally, in the most recent earnings season the market began to discern diverging earnings trends (i.e. acceleration is rewarded and vice versa). Bottom-up sentiment in terms of analysts’ earnings revisions were back at historically low levels during the first quarter, but significantly improved in the second quarter.

Sincerely,

Christian Strenger	Gerd Kirsten	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

[1]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

[2]	The Ifo Business Climate Index is a monthly survey prepared by the Ifo Institute for Economic Research in Munich, Germany that measures the business climate in Germany.

[3]

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

[4]	Beta measures a security’s sensitivity to the movements of the Fund’s benchmark or the market as a whole.

[5]	Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

The European Equity Fund, Inc.	|	7

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Gerd Kirsten

Question: Your low beta “Stability” strategy takes into account the different investment phases of the equity market and their corresponding factor performance. After a challenging 2018, what opportunities and risks currently exist?

Answer: With the exception of the fourth quarter of 2018, the Stability strategy has delivered outperformance at lower volatility and with a lower beta. Although most of the relative outperformance should be expected in weak markets, it has shown the ability to keep up with bull markets. This again happened in the first half of 2019, with the portfolio slightly outperforming in a strongly rising market. It was partially due to the rebound effect after many of the Fund’s stocks suffered in the recessionary fourth quarter last year. But we held on to most positions, and their share prices subsequently recovered when no recession took place. A key reason for the outperformance was the market rewarding quality growth stocks in all sectors, while cyclical value stocks suffered. The portfolio has a stable growth bias and is underweight value stocks.

Therefore, two key scenario risks exist which would require portfolio adjustments: (1) A return to a “goldilocks” scenario of growth at moderate inflation, which could happen if significant trade deals are signed. Here, cyclical value stocks would outperform. (2) A recessionary environment. Growth stocks would underperform and only the most defensive stocks would perform. On the other hand, we believe that a prolonged period of slow growth structural trends in many areas should lead to sustained above-average earnings growth for portfolio companies. This is the basis for persistent outperformance.

Question: Which European sectors are likely to suffer from a moderating global economy?

Answer: Three industries have already been hit hard: autos due to the structural change towards electrification and trade issues; semiconductors due to a normal cycle slowdown greatly aggravated by U.S. trade sanctions; and banks due to the ECB’s zero interest rate policy. Now, we

8	|	The European Equity Fund, Inc.

need to monitor capital goods, consumer discretionary and energy for potential weakness. Margin risk also exists within consumer services, retail and materials. Our portfolio companies are largely driven by structural trends such as digitalization, industrial automation, emerging markets, health-conscious consumers and medical innovations.

Question: Given the low yield environment, are there still valuation opportunities in European equities?

Answer: Definitely. The most extreme difference exists between the dividend yield of European stocks, currently 3.7% for the MSCI Europe Index, and the average 10-year yield for European government bonds of 0.3%, while government bonds in Switzerland, Germany, the Netherlands and France already have negative yields.5 This 3.4% spread is the highest in comparable data going back to the year 1924. In terms of single stocks, it is also striking. For example, the largest oil major, Royal Dutch Shell PLC, pays a dividend yield of 5.7%, while its debt only has a 0.3% yield. Even a more cyclical stock such as Deutsche Post AG yields 3.9% on its dividend, versus 0.1% on its debt.

[5]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

The European Equity Fund, Inc.	|	9

Performance Summary	June 30, 2019 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/19

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	16.43%	(0.75)%	1.86%	6.53%
Market Price(a)	17.99%	(2.36)%	1.19%	6.73%
MSCI Europe Index(b)	15.80%	1.88%	1.27%	6.99%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2019 was 1.34%.

[b]

The MSCI Europe Index tracks the performance of 15 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

‡	Total returns shown for periods less than one year are not annualized.

10	|	The European Equity Fund, Inc.

Net Asset Value and Market Price

	As of 6/30/19	As of 12/31/18
Net Asset Value	$10.19	$9.04
Market Price	$8.83	$7.73

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/19:
Income	$.03
Capital Gains	$.26

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The European Equity Fund, Inc.	|	11

Schedule of Investments	as of June 30, 2019 (Unaudited)

	Shares	Value ($)
Common Stocks 96.4%
United Kingdom 17.0%

Hotels, Restaurants & Leisure 3.1%
Compass Group PLC	100,000	2,400,264

Multiline Retail 1.6%
B&M European Value Retail SA	297,851	1,262,762

Multi-Utilities 3.2%
National Grid PLC	240,000	2,551,530

Pharmaceuticals 3.5%
AstraZeneca PLC	34,000	2,784,306

Tobacco 2.7%
British American Tobacco PLC	60,000	2,098,037

Wireless Telecommunication Services 2.9%
Vodafone Group PLC	1,400,000	2,302,931
Total United Kingdom (Cost $15,083,819)		13,399,830

France 15.2%

Aerospace & Defense 2.7%
Thales SA	17,000	2,102,866

Commercial Services & Supplies 1.1%
Edenred	17,000	868,243

Construction & Engineering 2.7%
Bouygues SA	56,000	2,076,533

Health Care Equipment & Supplies 2.4%
BioMerieux	23,000	1,907,614

Household Durables 1.8%
SEB SA	8,000	1,439,975

IT Services 2.4%
Worldline SA 144A*	26,000	1,894,464

Machinery 2.1%
Alstom SA	36,000	1,672,229
Total France (Cost $11,351,030)		11,961,924

Germany 14.2%

Air Freight & Logistics 1.9%
Deutsche Post AG (Registered)	46,000	1,513,522

Capital Markets 3.6%
Deutsche Boerse AG	20,000	2,832,588

The accompanying notes are an integral part of the financial statements.

12	|	The European Equity Fund, Inc.

	Shares	Value ($)

Chemicals 0.9%
Evonik Industries AG	24,000	699,768

Health Care Equipment & Supplies 2.6%
Siemens Healthineers AG 144A	48,000	2,027,987

Insurance 1.5%
Allianz SE (Registered)	5,000	1,206,810

Internet & Direct Marketing Retail 0.7%
Zalando SE 144A*	12,000	533,091

Software 3.0%
SAP SE	17,000	2,337,249
Total Germany (Cost $8,840,286)		11,151,015

Netherlands 12.3%

Banks 2.1%
ING Groep NV	140,000	1,625,140

Beverages 3.0%
Heineken NV	21,000	2,346,380

Oil, Gas & Consumable Fuels 3.8%
Royal Dutch Shell PLC “B”	92,000	3,020,389

Professional Services 2.2%
Wolters Kluwer NV	24,000	1,749,283

Semiconductors & Semiconductor Equipment 1.2%
ASML Holding NV	4,600	962,265
Total Netherlands (Cost $7,999,951)		9,703,457

Switzerland 11.9%

Capital Markets 3.0%
Partners Group Holding AG	3,000	2,359,516

Chemicals 1.7%
Sika AG (Registered)	8,000	1,366,694

Food Products 1.4%
Barry Callebaut AG (Registered)	550	1,104,287

Insurance 2.3%
Baloise Holding AG (Registered)	10,000	1,771,944

Technology Hardware, Storage & Peripherals 1.0%
Logitech International SA (Registered)	19,000	760,039

Transportation Infrastructure 2.5%
Flughafen Zurich AG (Registered)	10,600	1,997,826
Total Switzerland (Cost $7,637,142)		9,360,306

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	13

	Shares	Value ($)
Denmark 8.9%

Chemicals 1.8%
Chr Hansen Holding A/S	15,000	1,410,505

Electric Utilities 3.1%
Orsted A/S 144A	27,773	2,404,838

Electrical Equipment 1.4%
Vestas Wind Systems A/S	13,000	1,124,468

Pharmaceuticals 2.6%
Novo Nordisk A/S “B”	40,000	2,041,159
Total Denmark (Cost $5,338,095)		6,980,970

Ireland 5.0%

Containers & Packaging 2.0%
Smurfit Kappa Group PLC	50,000	1,514,774

Food Products 3.0%
Kerry Group PLC “A”	20,000	2,390,850
Total Ireland (Cost $3,814,324)		3,905,624

Sweden 4.0%

Electronic Equipment, Instruments & Components 2.0%
Hexagon AB “B”	29,000	1,611,128

Household Products 2.0%
Essity AB “B”	50,000	1,537,600
Total Sweden (Cost $2,827,207)		3,148,728

Italy 3.4%

Banks 1.6%
Intesa Sanpaolo SpA	600,000	1,285,594

Diversified Telecommunication Services 1.8%
Telecom Italia SpA*	2,500,000	1,366,769
Total Italy (Cost $3,519,434)		2,652,363

Finland 2.7%

Oil, Gas & Consumable Fuels 2.7%
Neste OYJ (Cost $1,636,751)	63,000	2,140,289

Belgium 1.8%

Banks 1.8%
KBC Group NV (Cost $1,297,938)	22,000	1,443,709
Total Common Stocks (Cost $69,345,977)		75,848,215

The accompanying notes are an integral part of the financial statements.

14	|	The European Equity Fund, Inc.

	Contracts	Value ($)
Put Options Purchased 0.1%
Exchange-Traded Index Options Contracts
Deutsche Boerse AG German Stock Index, Expiration Date 12/20/2019, Strike Price EUR 10,000, Notional Amount EUR 10,000,000 (Cost $124,875)	200	72,636

	Shares	Value ($)
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.44.% (Cost $2,347,267) (a)	2,347,267	2,347,267

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $71,818,119)	99.5	78,268,118
Other Assets and Liabilities, Net	0.5	413,157

Net Assets	100.0	78,681,275

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2019 are as follows:

Value ($) at 12/31/2018	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.31% (a) (b)
—	0	(c)	—	—	—	14,228	—	—	—
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.44% (a)
5,044,780	13,920,718		16,618,231	—	—	38,627	—	2,347,267	2,347,267
5,044,780	13,920,718		16,618,231	—	—	52,855	—	2,347,267	2,347,267

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2019.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)
United Kingdom	$13,399,830	$—	$—	$13,399,830
France	11,961,924	—	—	11,961,924
Germany	11,151,015	—	—	11,151,015
Netherlands	9,703,457	—	—	9,703,457
Switzerland	9,360,306	—	—	9,360,306
Denmark	6,980,970	—	—	6,980,970
Ireland	3,905,624	—	—	3,905,624
Sweden	3,148,728	—	—	3,148,728
Italy	2,652,363	—	—	2,652,363
Finland	2,140,289	—	—	2,140,289
Belgium	1,443,709	—	—	1,443,709
Short-Term Instruments	2,347,267	—	—	2,347,267
Derivatives (e)
Purchased Options	72,636	—	—	72,636
Total	$78,268,118	$—	$—	$78,268,118

(d)	See Schedule of Investments for additional detailed categorizations.

(e)	Derivatives include value of options purchased.

The accompanying notes are an integral part of the financial statements.

16	|	The European Equity Fund, Inc.

Statement of Assets and Liabilities

as of June 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $69,470,852)	$75,920,851
Investment in DWS Central Cash Management Government Fund (cost $2,347,267)	2,347,267
Foreign currency, at value (cost $141,936)	144,009
Dividends receivable	232,912
Foreign taxes recoverable	188,817
Interest receivable	1,754
Other assets	20,006
Total assets	78,855,616

Liabilities
Investment advisory fee payable	40,562
Payable for Fund shares repurchased	17,658
Administration fee payable	12,480
Payable for Directors’ fees and expenses	12,022
Accrued expenses and other liabilities	91,619
Total liabilities	174,341
Net assets	$78,681,275

Net Assets Consist of
Distributable earnings (gain)	8,041,606
Paid-in capital	70,639,669
Net assets	$78,681,275

Net Asset Value

Net assets value per share ($78,681,275 ÷ 7,724,775 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$10.19

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	17

Statement of Operations

for the six months ended June 30, 2019 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $157,348)	$1,462,548
Income distributions — DWS Central Cash Management Government Fund	38,627
Securities lending income, net of borrower rebates	14,228
Total investment income	1,515,403
Expenses:

Investment advisory fee	244,581
Administration fee	75,256
Custody and accounting fee	25,627
Services to shareholders	8,507
Reports to shareholders and shareholder meeting expenses	24,371
Directors’ fees and expenses	26,580
Legal fees	34,796
Audit and tax fees	38,266
NYSE listing fee	11,777
Insurance	4,905
Miscellaneous	10,699
Net expenses	505,365
Net investment income	1,010,038

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	881,159
Foreign currency	(21,865)
Net realized gain (loss)	859,294
Change in net unrealized appreciation (depreciation) on:

Investments	9,184,353
Foreign currency	3,468
Change in net unrealized appreciation (depreciation)	9,187,821
Net gain (loss)	10,047,115
Net increase (decrease) in net assets resulting from operations	$11,057,153

The accompanying notes are an integral part of the financial statements.

18	|	The European Equity Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations:

Net investment income (loss)	$1,010,038	$633,594
Net realized gain (loss)	859,294	5,251,824
Change in net unrealized appreciation (depreciation)	9,187,821	(20,720,458)
Net increase (decrease) in net assets resulting from operations	11,057,153	(14,835,040)
Distributions to shareholders	(2,235,208)	(575,426)
Fund share transactions:

Net proceeds from reinvestment of distributions	428,920	—
Shares repurchased	(746,275)	(2,225,845)
Net increase (decrease) in net assets from Fund share transactions	(317,355)	(2,225,845)
Total increase (decrease) in net assets	8,504,590	(17,636,311)
Net assets at beginning of period	70,176,685	87,812,996

Net assets at end of period	$78,681,275	$70,176,685

Other Information
Shares outstanding at beginning of period	7,763,700	8,004,800
Shares issued from reinvestment of distributions	48,575	—
Shares repurchased	(87,500)	(241,100)

Shares outstanding at end of period	7,724,775	7,763,700

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	19

Financial Highlights

	Six Months Ended 6/30/19	Years Ended December 31,
	(Unaudited)	2018	2017	2016	2015		2014

Per Share Operating Performance
Net asset value, beginning of period	$9.04	$10.97	$8.76	$8.98	$9.32		$9.79
Income (loss) from investment operations:

Net investment income (loss)[a]	.13	.08	.06	.11	.09		.09
Net realized and unrealized gain (loss) on investments and foreign currency	1.31	(1.98)	2.21	(.30)	(.28)		(.50)
Total from investment operations	1.44	(1.90)	2.27	(.19)	(.19)		(.41)
Less distributions from:

Net investment income	(.03)	(.07)	(.09)	(.08)	(.17)		(.11)
Net realized gains	(.26)	—	—	—	—		—
Total distributions	(.29)	(.07)	(.09)	(.08)	(.17)		(.11)
Accretion resulting from tender offer	—	—	—	—	.01		—
Dilution in net asset value from dividend reinvestment	(.01)	—	—	—	(.00	)***	(.00	)***
Increase resulting from share repurchases	.01	.04	.03	.05	.01		.05
Net asset value, end of period	$10.19	$9.04	$10.97	$8.76	$8.98		$9.32
Market value, end of period	$8.83	$7.73	$9.87	$7.72	$8.06		$8.23

Total Investment Return for the Period[b]
Based upon market value (%)	17.99 **	(21.02)	28.97	(3.31)	(.03)		(6.83)
Based upon net asset value (%)	16.43 **	(16.90)	26.32	(1.52)	(1.65)		(3.65)

The accompanying notes are an integral part of the financial statements.

20	|	The European Equity Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 6/30/19		Years Ended December 31,
	(Unaudited)		2018	2017	2016	2015	2014

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.34	*	1.38	1.45	1.54	1.60	1.59
Total expenses after expense reductions (%)	1.34	*	1.28	1.43	1.54	1.60	1.59
Net investment income (%)	1.33	**	.75	.63	1.21	.98	.95
Portfolio turnover (%)	31	**	58	48	64	93	107
Net assets at end of period ($ thousands)	78,681		70,177	87,813	72,056	77,534	85,650

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*	Annualized.

**	Not annualized.

***	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

The European Equity Fund, Inc.	|	21

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The European Equity Fund, Inc. (the “Fund”) was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

22	|	The European Equity Fund, Inc.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain

The European Equity Fund, Inc.	|	23

additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2019.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2019, the exchange rate was EUR €1.00 to USD $1.14.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

24	|	The European Equity Fund, Inc.

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

June 30, 2019, the aggregate cost of investments for federal income tax purposes was $71,966,053. The net unrealized appreciation for all investments based on tax cost was $6,302,065. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $11,996,740 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $5,694,675.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

The European Equity Fund, Inc.	|	25

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2019, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of June 30, 2019 is included in the Fund’s Schedule of Investments. There were no open written option contracts as of June 30, 2019. For the six months ended June 30, 2019, the investment in purchased option contracts had a total value generally indicative of a range from $45,000 to approximately $222,000.

The following table summarizes the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Purchased Options
Equity Contracts (a)	$72,636

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Investments in non-affiliated securities, at value (includes purchased options)

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in the Fund’s earnings during the six months ended June 30, 2019, and the related location in the

26	|	The European Equity Fund, Inc.

accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts (b)	$(233,855)

The above derivatives are located in the following Statement of Operations account:

(b)	Net realized gain (loss) from investments (includes purchased options)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options
Equity Contracts (c)	$(161,180)

The above derivatives are located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.65% of the Fund’s average weekly net assets up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2019, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.65% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST

The European Equity Fund, Inc.	|	27

Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DSC aggregated $5,973, of which $991 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,844, of which $4,441 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2019, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2019, were $22,175,131 and $21,944,355, respectively.

E. Capital

During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund purchased $87,500 and 241,100 of its shares of common stock on the open market at a total cost of $746,275 and $2,225,845 ($8.53 and $9.23 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.36% and 11.66%, respectively.

28	|	The European Equity Fund, Inc.

During the six months ended June 30, 2019 the Fund issued for dividend reinvestment 48,575 shares. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 13.38%.

F. Share Repurchases

On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 404,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 164,700 shares between August 1, 2017 and July 31, 2018. On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 791,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 220,800 shares between August 1, 2018 and June 30, 2019. On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 767,000 shares during the period from August 1, 2019, through July 31, 2020.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2019, there were two shareholders that held approximately 22% and 7%, respectively, of the outstanding shares of the Fund.

H. Change of Independent Registered Public Accounting Firm

On May 9, 2019, the Audit Committee replaced PricewaterhouseCoopers LLP (PwC) with Ernst & Young LLP (EY) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

On May 10, 2019, upon the recommendation of the Audit Committee, the Board of Directors approved the selection of EY as the Fund’s

The European Equity Fund, Inc.	|	29

independent registered public accounting firm for the fiscal year ended December 31, 2019.

PwC’s reports on the Fund’s financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events, and (iii) prior to May 9, 2019 EY was not consulted regarding the application of accounting principles associated with any financial matter during the Fund’s prior two fiscal years.

30	|	The European Equity Fund, Inc.

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The European Equity Fund, Inc. was held on June 20, 2019. At the close of business on May 3, 2019, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 7,695,998 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 6,806,302 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.	To elect two (2) Class II Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Ambassador Richard R. Burt	6,107,785	698,516
Dr. Christopher Pleister	6,100,717	705,584

2.	To elect one (1) Class I Director, to serve for a term of two years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Christian M. Zügel	6,120,463	685,838

3.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2019.

Number of Votes
For	Against	Abstain
6,615,515	104,327	86,461

The European Equity Fund, Inc.	|	31

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP (effective May 10, 2019) 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

32	|	The European Equity Fund, Inc.

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	EEA
Nasdaq Symbol	XEEAX
CUSIP Number	298768102

The European Equity Fund, Inc.	|	33

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

34	|	The European Equity Fund, Inc.

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2019

The European Equity Fund, Inc.	|	35

Notes

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

EEA-3

(R-028303-8 8/19)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	18,500	$ 8.15	18,500	639,200
February 1 through February 28	14,000	$ 8.37	14,000	625,200
March 1 through March 31	26,000	$ 8.64	26,000	599,200
April 1 through April 30	6,700	$ 8.84	6,700	592,500
May 1 through May 31	11,300	$ 8.63	11,300	581,200
June 1 through June 30	11,000	$ 8.66	11,000	570,200

Total	87,500	$ 8.51	87,500

On July 27, 2018, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 791,000 shares during the period from August 1, 2018 through July 31, 2019. Under this plan, the Fund repurchased 220,800 shares in open market transactions from August 1, 2018 to June 30, 2019.

On July 26, 2019, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 767,000 shares during the period from August 1, 2019 through July 31, 2020.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within six months of the filing date of this report.

(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the six-month period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

(a)(1)	Not applicable

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/21/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/21/2019